UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 28, 2008

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0350935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 2 pages.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (e) On October 28, 2008, John DeSantis announced his intention to terminate his employment with Remington Arms Company, Inc. (“Remington”), effective October 31, 2008, to assume the positions of President and General Manager of Bushmaster Firearms International LLC, which is affiliated with Freedom Group, Inc. (formerly known as American Heritage Arms, Inc.) (“Freedom Group”). Freedom Group is the sole stockholder of RACI Holding, Inc., which is in turn the sole stockholder of Remington. For purposes of that certain 2007 Executive Employment Agreement dated as of May 31, 2007 (the “Employment Agreement”), between Mr. DeSantis and Remington, Mr. DeSantis’ termination will be treated as an executive termination without “good reason” as defined in the Employment Agreement.

Remington expects to provide Mr. DeSantis his share under the Remington Long Term Incentive Plan in the amount of $360,000, which is expected to be paid in the spring of 2010, and his pro rata share under the 2008 Remington Incentive Compensation Plan in the amount of $375,000, which is expected to be paid in the spring of 2009. This additional compensation is expected to be provided for in a letter agreement between Remington and Mr. DeSantis, which has not yet been executed as of the date of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws and they are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give Remington’s current expectations or forecasts of future events. These forward-looking statements include expectations regarding (i) the payments to be made to Mr. DeSantis, (ii) the timing of the payments and (iii) the contents of the proposed letter agreement between Remington and Mr. DeSantis. Remington cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements, such as those detailed from time to time in Remington’s reports that it files with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Remington assumes no obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.
Stephen P. Jackson, Jr.

Chief Financial Officer, Secretary and Treasurer

(Principal Financial Officer)

November 3, 2008